Exhibit 10.28

Certain portions of this Exhibit have been redacted pursuant to Item 601(b)(10) of Regulation S-K and, where applicable, have been marked with “[***]” to indicate where redactions have been made. The marked information has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

UBIQUITY – TRUST FORWARD

Certified email contrattualisticacanws@pec.telecomitalia.it

(emailed in advance)

Milan, 10 December 2014

To:

Telecom Italia S.p.A.

Via di Valcannuta 182

ROME

For the attn. of Dott. Biagio Santoro

Re: Acceptance of proposal to supplement the Implementation Contract for the supply of premium- rate services on Decade 4 through SMS and MMS (Prot. No. 117399)

Dear Sirs,

We hereby confirm our acceptance of your proposal to supplement the above contract, the text of which we set out in full below.

[***]

Yours sincerely

Dario Calogero, Director

TELECOM	UBIQUITY – TRUST FORWARD

Telecom Italia S.p.A.
NWS.MS.CCS
Prot. No. 117399
04.12.2014

To:
Ubiquity
Via Teodosio, 65
20131 MILAN MI
For the attn.: Dr Dario Calogero

RECORDED DELIVERY WITH ADVICE OF RECEIPT FAXED IN ADVANCE TO 02-2829795

Re: Proposal to supplement the “Implementation Contract for the supply of premium-rate services on Decade 4 through SMS and MMS”

With reference to the above Contract, finalised between Telecom Italia and Ubiquity on 15.09.2010 (hereunder “Contract”) and the criteria already shared informally between the Parties regarding the definition of the “Canvass Plan” for the third year of the contract term, concerning [***] (hereunder “Services”), the Parties, as a supplement to point 2) of Attachment 7 (“Economic Conditions and Billing Methods”), agree as follows:

For a promotional period – [***] – for the MT SMS delivered correctly to the End Customer for which the price paid by the End Customer will be [***] and for the MT SMS delivered correctly to the End Customer for which the price paid by the End Customer will be [***], Telecom Italia (in its capacity as AP), [***], will pay Ubiquity (in its capacity as SP) a percentage equal to:

•	[***];

•	[***];

•	[***].

[***]

[***]

Registered office: Piazza degli Affari, 2, 20123 Milan – Secondary establishment and General Headquarters: Corso d’Italia, 41 – 00198 Rome Tax Code / VAT NO. and reg. no. in the Milan Companies Reg.: 00488410010 – Reg. in the EEE Reg. IT08020000000799 – Share Cap. €10,688,746,056.45 Post box MILAN 1897 – Post Code 20101 Tel- +39 02 85951 Fax +39 02 801004

Registered/Operating Offices	info@ubiquity.eu	Share capital € 77,727.27
via Teodosio 65 I - 20131 Milan (MI)	Certified email: ubiquity@legalmail.it www.ubiquity.eu	Tax Code and VAT no.: 12716960153
	Tel +39 02 2885841 Fax +39 02 2829795	Companies Register no.:
66870/1999
Economic and Administrative Index [REA]: 1579532
SFACTIVE-905466259.1

[***]

The Parties acknowledge that the technical/economic conditions set out in this proposal will be applied only with reference to the type of service described herein and will be valid solely for this proposal, that the Parties undertake to consider as non-replicable, unless otherwise agreed specifically between them.

The Parties also consider that, without prejudice to the terms stated in this proposal, the provisions contained in the Contract are fully effective between them.

If you agree with the above please re-transcribe the text of this document in full on your headed paper and return everything duly signed, expressly confirming your acceptance and approval.

Yours sincerely

Centre South Commercial Manager
Dr Biagio Santoro
[signed]

Registered/Operating Offices	info@ubiquity.eu	Share capital € 77,727.27
via Teodosio 65 I - 20131 Milan (MI)	Certified email: ubiquity@legalmail.it www.ubiquity.eu	Tax Code and VAT no.: 12716960153
	Tel +39 02 2885841 Fax +39 02 2829795	Companies Register no.:
66870/1999
Economic and Administrative Index [REA]: 1579532
SFACTIVE-905466259.1